SUPPLEMENT DATED AUGUST 30, 2006
                        TO THE PROSPECTUS DATED MAY 1, 2006 OF:

                  ALLIANZ VALUEMARK(R) II/III VARIABLE ANNUITY
                    ALLIANZ VALUEMARK(R) IV VARIABLE ANNUITY
                      ALLIANZ REWARDS(TM) VARIABLE ANNUITY
                    ALLIANZ HIGH FIVE(TM) L VARIABLE ANNUITY
                          AS SUPPLEMENTED JULY 7, 2006

   ALLIANZ ALTERITY(TM) VARIABLE ANNUITY AS SUPPLEMENTED MAY 16 AND JULY 7, 2006 ALLIANZ HIGH FIVE(TM) VARIABLE ANNUITY AS SUPPLEMENTED JUNE 19 AND JULY 7, 2006
ALLIANZ HIGH FIVE(TM) BONUS VARIABLE ANNUITY AS SUPPLEMENTED JUNE 22 AND
                                  JULY 7, 2006

                 ALLIANZ ADVANTAGE(TM) NEW YORK VARIABLE ANNUITY
                ALLIANZ OPPORTUNITY(TM) NEW YORK VARIABLE ANNUITY ALLIANZ CHARTER(TM) II NEW YORK VARIABLE ANNUITY
                     AS SUPPLEMENTED MAY 1 AND JULY 7, 2006

                                    ISSUED BY
   Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, and Allianz Life Variable Account B or Allianz Life of NY
                               Variable Account C

     THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE ATTACHED TO THE PROSPECTUS AND RETAINED FOR FUTURE REFERENCE.


1) Effective August 28, 2006, Allianz Life Advisers, LLC entered into a subadvisory agreement with Oppenheimer Capital LLC ("OpCap") pursuant to which OpCap replaced OppenheimerFunds, Inc. as the subadviser to the AZL Oppenheimer Emerging Growth Fund. In addition, the following name change is effective August 28, 2006, and all references to the previous name in the prospectus are hereby replaced with the current name:

       CURRENT NAME                   PREVIOUS NAME
       AZL OCC Opportunity Fund       AZL Oppenheimer Emerging Growth Fund

   In the Investment Options table in the prospectus, the Primary Investments for the AZL OCC Opportunity Fund are as follows:

        PRIMARY INVESTMENTS: At least 65% of its assets in common
                             stocks of "growth" companies with market capitalizations of less than $2 billion at the time of investment.


2) On August 29, 2006, the Board of Trustees of the Allianz Variable Insurance Products Trust approved the following name change. Effective on or about September 26, 2006, all references to the previous name in the prospectus are hereby replaced with the current name:

      CURRENT NAME                           PREVIOUS NAME
      AZL Van Kampen Strategic Growth Fund   AZL Van Kampen Emerging Growth Fund

3) On August 29, 2006, the Board of Trustees of the Allianz Variable Insurance Products Trust approved an amendment to the portfolio management agreement whereby the duties and responsibilities of Salomon Brothers Asset Management Inc ("Salomon Brothers"), subadviser for the AZL SALOMON BROTHERS LARGE CAP GROWTH FUND and the AZL SALOMON BROTHERS SMALL CAP GROWTH FUND (the "Funds"), will be transferred to CAM North America, LLC, a registered investment adviser that is an affiliate of Salomon Brothers, effective on or about September 29, 2006. The amendment to the portfolio management agreement will not affect the Funds' investment objectives and principal investment strategies, and the Funds will continue to operate under the same policies and procedures, and with the same portfolio managers performing the day-to-day management of the Funds. The names of the Funds will not change as the result of the transfer of the duties and responsibilities under the portfolio management agreement.


                                                                   PRO-008-0506